UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 18, 2014

CONSOLIDATED COMMUNICATIONS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51446	02-0636095
(State of Incorporation)	(Commission File Number)	(IRS employer identification no.)

121 South 17th Street
Mattoon, Illinois	61938-3987
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (217) 235-3311

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[    ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[    ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On September 18, 2014, Consolidated Communications Finance II Co. (“Finance Co.”), an indirect wholly owned subsidiary of Consolidated Communications Holdings, Inc. (the “Company”), completed an offering of $200,000,000 aggregate principal amount of its 6.50% Senior Notes due 2022 (the “Notes”).  The Notes were sold in the United States to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States pursuant to Regulation S under the Securities Act.  In addition, the Notes may be offered and sold to certain “accredited investors” (as defined in Rule 501 under the Securities Act).  The Notes were priced at par, which will result in total gross proceeds of $200,000,000.

The Notes were issued pursuant to an indenture, dated as of September 18, 2014 (the “Indenture”), between Finance Co. and Wells Fargo Bank, National Association (“Wells Fargo”), as trustee (the “Trustee”).  The Company intends to use the net proceeds of the offering of the Notes to pay the fees and expenses in connection with the transactions contemplated by the Company’s previously disclosed acquisition (the “Proposed Acquisition”) of Enventis Corporation, formerly Hickory Tech Corporation (“Enventis”), pursuant to an Agreement and Plan of Merger dated June 29, 2014 (the “Merger Agreement”), to repay existing indebtedness of Enventis and repay a portion of Consolidated Communications, Inc.’s, a direct, wholly owned subsidiary of the Company (“CCI”), outstanding 10.875% senior notes due 2020 or its incremental term loan facility due 2020.  In connection with the closing of the issuance of the Notes, Finance Co. entered into an Escrow and Security Agreement dated as of September 18, 2014 (the “Escrow Agreement”), by and among Finance Co., the Trustee, Wells Fargo, as escrow agent and Wells Fargo, as financial institution, pursuant to which the proceeds of the Notes offering were placed in an escrow account pending the consummation of the Proposed Acquisition.

The description of the Indenture, the Notes and the Escrow Agreement in this Current Report on Form 8-K is a summary and is qualified in its entirety by reference to the Indenture, which is filed as Exhibit 4.1 hereto, to the Form of Note, which is filed as Exhibit 4.2 hereto and to the Escrow Agreement, which is filed as Exhibit 4.3 hereto.

The Notes will mature on October 1, 2022.  The Issuer will pay interest on the Notes at a rate of 6.50% per year, payable semi-annually on April 1 and October 1 of each year, commencing on April 1, 2015.  As used herein, ‘‘Issuer’’ refers, (i) prior to the consummation of the Finance Co. Merger (as defined below), Finance Co. and (ii) following the consummation of the Finance Co. Merger, CCI.

At any time on or after October 1, 2017, the Issuer may redeem all or a part of the Notes upon not less than 30 nor more than 60 days’ prior notice, at the redemption prices (expressed as percentages of principal amount) set forth below plus accrued and unpaid interest and additional interest, if any, thereon to the applicable redemption date if redeemed during the twelve-month period beginning on October 1 of the years indicated below:

Year	Redemption Price
2017	104.875%
2018	103.250%
2019	101.625%
2020 and thereafter	100.000%

At any time prior to October 1, 2017, the Issuer may redeem all or part of the Notes, at a redemption price equal to 100% of their principal amount, plus a ‘‘make whole’’ premium as of, and accrued and unpaid interest, if any, to, but excluding, the redemption date.  In addition, at any time prior to October 1, 2017, the Issuer may redeem up to 35% of the principal amount of the Notes at a redemption price equal to 106.50%, plus accrued and unpaid interest, if any, using the net proceeds of certain equity offerings.

Upon the occurrence of a change of control (as defined in the Indenture), holders of the Notes will have the right to require the Issuer to repurchase all or a portion of the Notes at a price equal to 101% of the aggregate principal amount of the Notes repurchased, together with any accrued and unpaid interest to the date of purchase.  In connection with certain asset sales, the Issuer will be required to use the net cash proceeds of the asset sale to make an offer to purchase the Notes at 100% of the principal amount, together with any accrued and unpaid interest to the date of purchase.

Finance Co. deposited the gross proceeds from the offering of the Notes, together with available cash from the Company, in an amount equal to 100.00% of the aggregate principal amount of the Notes and interest payable on the Notes to January 31, 2015, into the escrow account under the Escrow Agreement, until the date that the conditions for disbursement of the account under the Escrow Agreement are satisfied.  Among other things, the conditions include the concurrent occurrence of the Proposed Acquisition substantially in accordance with the terms and conditions of the Merger Agreement, the merger of Finance Co. with and into CCI, with CCI as the surviving corporation (the “Finance Co. Merger”), the assumption by CCI of all of the obligations of Finance Co. under the Notes, the Indenture and the Registration Rights Agreement (as defined below), and the guarantors providing guarantees under the Notes and the Indenture and becoming parties to the Registration Rights Agreement.  If the Merger Agreement is terminated or the Proposed Acquisition is not consummated on or prior to January 31, 2015, the Notes will be subject to a special mandatory redemption at a redemption price equal to 100.00% of the aggregate principal amount of the Notes, plus accrued and unpaid interest to, but not including, the redemption date.

Before CCI’s assumption of Finance Co.’s obligations under the Notes and the Indenture, the Notes are general obligations of Finance Co., as Issuer, and are secured by a first-priority lien on amounts in the escrow account.  After CCI’s assumption of Finance Co.’s obligations under the Notes, the Notes will be the general unsecured obligations of CCI, as Issuer, and will be, jointly and severally, unconditionally guaranteed on a senior unsecured basis by the Company, and each subsidiary of CCI that guarantees any indebtedness under CCI’s credit agreement.  The Notes and the guarantees thereof will rank senior in right of payment to any of the Issuer’s and the guarantors’ future subordinated indebtedness; rank equal in right of payment with any of the Issuer’s and the guarantors’ existing and future senior indebtedness; rank effectively junior to the Issuer’s and the guarantors’ existing and future secured indebtedness (including indebtedness under CCI’s credit agreement), to the extent of the value of CCI’s and the guarantors’ assets constituting collateral securing such indebtedness; and rank effectively junior to any indebtedness or liabilities of any subsidiary that does not guarantee the Notes.

The Indenture, among other things, limits the Issuer’s and its restricted subsidiaries’ ability to: incur additional indebtedness or issue certain preferred stock; pay dividends or make other distributions on capital stock or prepay subordinated indebtedness; purchase or redeem any equity interests; make investments; create liens; sell assets; enter into agreements that restrict dividends or other payments by restricted subsidiaries; consolidate, merge or transfer all or substantially all of its assets; engage in transactions with the Issuer’s affiliates; or enter into any sale and leaseback transactions. However, during any period that both Standard and Poor’s Ratings Services and Moody’s Investors Service, Inc. have assigned the Notes an investment grade rating and no default has occurred and is continuing with respect to the Notes, most of the covenants will cease to be in effect.  These covenants are subject to important exceptions and qualifications.

In addition, the Indenture provides for customary events of default, which include (subject in certain cases to customary grace and cure periods), among other things: failure to make payments on the Notes when due, invalidity or disaffirmation of guarantees, failure to comply with covenants under the Indenture, failure to pay certain other indebtedness or acceleration of maturity of certain other indebtedness, failure to pay certain final judgments and occurrence of certain events of bankruptcy and insolvency.  In the case of an event of default arising from certain events of bankruptcy or insolvency, all outstanding Notes will become due and payable immediately without further action or notice.  If any other event of default occurs and is continuing, the Trustee or the holders of at least 25% in principal amount of the then outstanding Notes may declare all the Notes to be due and payable immediately by notice in writing to the Issuer (and to the Trustee if given by holders) specifying the event of default.

The Notes have not been registered under the Securities Act, or any state securities laws, and, unless so registered, may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws.  This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any offer, solicitation or sale of, the Notes in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

In connection with the sale of the Notes, Finance Co. entered into a registration rights agreement, dated as of September 18, 2014 (the “Registration Rights Agreement”), with Morgan Stanley & Co. LLC, as representative of itself, Wells Fargo Securities, LLC and RBS Securities Inc. (collectively, the “Initial Purchasers”).  Contemporaneously with the Finance Co. Merger, CCI and each guarantor will become parties to the Registration Rights Agreement by executing a joinder.  Under the Registration Rights Agreement, CCI and the guarantors will agree that if (1) the Notes are not freely transferable by the holders thereof that are not affiliates of the Issuer in accordance with Rule 144 (or any similar provision then in force) under the Securities Act or otherwise where no conditions of Rule 144 are then applicable (other than the holding period requirement in paragraph (d)(1)(ii) of Rule 144 so long as such holding period requirement is satisfied) and (2) the restrictive legend has not been removed from the Notes, in each case, by the 366th day following the original issuance date the Notes to file an exchange offer registration statement to allow holders to exchange Notes for the same principal amount of a new issue of Notes with substantially identical terms, except they will generally be freely transferable under the Securities Act.  In addition, CCI and the guarantors will agree to file, under certain circumstances, a shelf registration statement to cover resales of the Notes.  If the Issuer fails to complete the registered exchange offer or the shelf registration statement has not been declared effective within 475 days after the initial issuance of the Notes, or either registration statement is declared effective but thereafter ceases to effective or usable in connection with resales or exchanges of Notes during the time periods specified in the Registration Rights Agreement, the Issuer will be required to pay additional interest on the Notes.  With respect to the first 90-day period immediately following the occurrence of the first registration default, additional interest shall be payable in an amount equal to 0.25% per annum on the principal amount of Notes.  The amount of the additional interest will increase by an additional 0.25% per annum on the principal amount of Notes with respect to each subsequent 90-day period until all registration defaults have been cured, up to a maximum amount of additional interest for all registration defaults of 1.5% per annum.

The foregoing description of the Registration Rights Agreement is a summary and is qualified in its entirety by reference to the Registration Rights Agreement, which is filed as Exhibit 4.4 hereto.

The Initial Purchasers or their respective affiliates have from time to time provided investment banking, commercial banking and financial advisory services to the Company and its affiliates, for which they have received customary compensation.  The Initial Purchasers may, from time to time, engage in transactions and perform services for the Company and its affiliates in the ordinary course of business for which they may receive customary fees and reimbursement of expenses.  Affiliates of the Initial Purchasers, Morgan Stanley Bank, N.A., Wells Fargo Bank National Association and the Royal Bank of Scotland PLC are lenders under CCI’s credit agreement and were parties to a commitment letter with CCI providing for a senior unsecured bridge facility to finance the Proposed Acquisition.  The Company has previously disclosed that it will not draw on the bridge facility.  Wells Fargo Bank National Association, an affiliate of Wells Fargo Securities, LLC, serves as trustee under the Indenture, as Escrow Agent under the Escrow Agreement, and as trustee under the indenture for the Notes.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits
Ex No.	Description
4.1	Indenture, dated as of September 18, 2014, between Consolidated Communications Finance II Co. and Wells Fargo Bank, National Association, as trustee

4.2	Form of 6.50% Senior Note due 2022 (included as Exhibit A to Exhibit 4.1)

4.3
Escrow and Security Agreement, dated as of September 18, 2014, by and among Consolidated Communications Finance II Co., Wells Fargo Bank, National Association, as trustee under the Indenture dated as of September 18, 2014, Wells Fargo Bank, National Association, as escrow agent and Wells Fargo Bank, National Association, as financial institution

4.4	Registration Rights Agreement, dated as of September 18, 2014, between Consolidated Communications Finance II Co. and Morgan Stanley & Co. LLC

Safe Harbor

The Securities and Exchange Commission (“SEC”) encourages companies to disclose forward-looking information so that investors can better understand a company’s future prospects and make informed investment decisions.  Certain statements in this Current Report on Form 8-K are forward-looking statements and are made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995.  These forward-looking statements reflect, among other things, our current expectations, plans, strategies, and anticipated financial results.  There are a number of risks, uncertainties, and conditions that may cause our actual results to differ materially from those expressed or implied by these forward-looking statements.  These risks and uncertainties include our ability to complete the acquisition of Enventis and successfully integrate Enventis’ operations and realize the synergies from the acquisition, as well as a number of factors related to our business and that of Enventis, including economic and financial market conditions generally and economic conditions in the Company’s and Enventis’ service areas; various risks to shareholders of not receiving dividends and risks to the Company’s ability to pursue growth opportunities if the Company continues to pay dividends according to the current dividend policy; various risks to the price and volatility of the Company’s common stock; changes in the valuation of pension plan assets; the substantial amount of debt and the Company’s ability to repay or refinance it or incur additional debt in the future; the Company’s need for a significant amount of cash to service and repay the debt and to pay dividends on the common stock; restrictions contained in the debt agreements that limit the discretion of management in operating the business; regulatory changes, including changes to subsidies, rapid development and introduction of new technologies and intense competition in the telecommunications industry; risks associated with the Company’s possible pursuit of acquisitions; system failures; losses of large customers or government contracts; risks associated with the rights-of-way for the network; disruptions in the relationship with third party vendors; losses of key management personnel and the inability to attract and retain highly qualified management and personnel in the future; changes in the extensive governmental legislation and regulations governing telecommunications providers and the provision of telecommunications services; telecommunications carriers disputing and/or avoiding their obligations to pay network access charges for use of the Company’s and Enventis’ network; high costs of regulatory compliance; the competitive impact of legislation and regulatory changes in the telecommunications industry; and liability and compliance costs regarding environmental regulations. A detailed discussion of these and other risks and uncertainties that could cause actual results and events to differ materially from such forward-looking statements are discussed in more detail in the Company’s and Enventis’ filings with the Securities and Exchange Commission, including their reports on Form 10-K and Form 10-Q.  Many of these circumstances are beyond our ability to control or predict.  Moreover, forward-looking statements necessarily involve assumptions on our part.  These forward-looking statements generally are identified by the words “believe”, “expect”, “anticipate”, “estimate”, “project”, “intend”, “plan”, “should”, “may”, “will”, “would”, “will be”, “will continue” or similar expressions.  Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements of the Company and its subsidiaries to be different from those expressed or implied in the forward-looking statements.  All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements that appear throughout this Current Report on Form 8-K.  Furthermore, forward-looking statements speak only as of the date they are made.  Except as required under the federal securities laws or the rules and regulations of the Securities and Exchange Commission, we disclaim any intention or obligation to update or revise publicly any forward-looking statements.  You should not place undue reliance on forward-looking statements.

Proxy Statement/Prospectus

This material is not a substitute for the joint proxy statement/prospectus the Company and Enventis filed with the Securities and Exchange Commission on August 8, 2014, which, as amended, was declared effective on August 22, 2014.  Investors in the Company or Enventis are urged to read the joint proxy statement/prospectus, which contains important information, including detailed risk factors.  The joint proxy statement/prospectus is, and other documents which will be filed by the Company and Enventis with the Securities and Exchange Commission will be, available free of charge at the Securities and Exchange Commission’s website, www.sec.gov, or by directing a request to Consolidated Communications, 121 South 17th Street, Mattoon, IL 61938, Attention: Investor Relations; or to Enventis Corporation, P.O. Box 3248, Mankato, MN 56002, Attention: Investor Relations.  The definitive joint proxy statement/prospectus was first mailed to the Company’s stockholders and Enventis’ shareholders on August 28, 2014.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Proxy Solicitation

The Company and Enventis, and certain of their respective directors, executive officers and other members of management and employees are participants in the solicitation of proxies in connection with the proposed transactions.  Information about the directors and executive officers of the Company is set forth in the joint proxy statement/prospectus.  Information about the directors and executive officers of Enventis is set forth in its proxy statement for its 2014 annual meeting of shareholders.  Investors may obtain additional information regarding the interests of such participants in the proposed transactions by reading the definitive joint proxy statement/prospectus for such proposed transactions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 23, 2014
Consolidated Communications Holdings, Inc.

	By:	/s/ Steven L. Childers
________________________________ Name: Steven L. Childers Title: Chief Financial Officer

EXHIBIT INDEX

Ex No.	Description
4.1	Indenture, dated as of September 18, 2014, between Consolidated Communications Finance II Co. and Wells Fargo Bank, National Association, as trustee

4.2	Form of 6.50% Senior Note due 2022 (included as Exhibit A to Exhibit 4.1)

4.3
Escrow and Security Agreement, dated as of September 18, 2014, by and among Consolidated Communications Finance II Co., Wells Fargo Bank, National Association, as trustee under the Indenture dated as of September 18, 2014, Wells Fargo Bank, National Association, as escrow agent and Wells Fargo Bank, National Association, as financial institution

4.4	Registration Rights Agreement, dated as of September 18, 2014, between Consolidated Communications Finance II Co. and Morgan Stanley & Co. LLC